VIRTUS Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—97.6%
Communication Services—3.5%
AT&T, Inc.	772,933	$ 20,877
Verizon Communications, Inc.	411,113	22,204
		43,081

Consumer Discretionary—5.7%
Advance Auto Parts, Inc.	104,897	21,912
BorgWarner, Inc.	562,275	24,296
Ralph Lauren Corp.	214,043	23,767
		69,975

Consumer Staples—2.8%
Coca-Cola Europacific Partners plc	622,237	34,403
Energy—7.6%
Baker Hughes Co.	1,932,834	47,799
EOG Resources, Inc.	336,929	27,045
Marathon Petroleum Corp.	288,045	17,804
		92,648

Financials—16.5%
American Express Co.	260,583	43,655
Bank of America Corp.	1,328,812	56,408
Capital One Financial Corp.	270,039	43,738
Hartford Financial Services Group, Inc. (The)	280,423	19,700
Willis Towers Watson plc	157,600	36,636
		200,137

Health Care—9.3%
Humana, Inc.	135,848	52,865
PerkinElmer, Inc.	154,268	26,733
Zimmer Biomet Holdings, Inc.	228,986	33,515
		113,113

Industrials—18.8%
Booz Allen Hamilton Holding Corp. Class A	313,769	24,897
	Shares	Value

Industrials—continued
CSX Corp.	603,727	$ 17,955
Fortive Corp.	334,514	23,607
General Electric Co.	357,155	36,798
Honeywell International, Inc.	173,554	36,842
Ingersoll Rand, Inc.(1)	611,740	30,838
Parker-Hannifin Corp.	120,598	33,722
United Parcel Service, Inc. Class B	131,941	24,026
		228,685

Information Technology—15.9%
Global Payments, Inc.	312,867	49,302
KLA Corp.	90,014	30,111
Motorola Solutions, Inc.	107,839	25,053
NXP Semiconductors N.V.	201,921	39,550
QUALCOMM, Inc.	381,774	49,241
		193,257

Materials—11.3%
Air Products and Chemicals, Inc.	139,663	35,769
AptarGroup, Inc.	173,624	20,722
Celanese Corp.	123,966	18,674
Crown Holdings, Inc.	225,291	22,705
FMC Corp.	248,306	22,735
Vulcan Materials Co.	96,406	16,308
		136,913

Real Estate—2.6%
Crown Castle International Corp.	182,829	31,688
Utilities—3.6%
NextEra Energy, Inc.	552,601	43,390
Total Common Stocks (Identified Cost $1,009,104)		1,187,290

Total Long-Term Investments—97.6% (Identified Cost $1,009,104)		1,187,290

	Shares	Value

Short-Term Investment—1.9%
Money Market Mutual Fund—1.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	22,719,584	$ 22,720
Total Short-Term Investment (Identified Cost $22,720)		22,720

TOTAL INVESTMENTS—99.5% (Identified Cost $1,031,824)		$1,210,010
Other assets and liabilities, net—0.5%		5,817
NET ASSETS—100.0%		$1,215,827

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	91%
Netherlands	3
Ireland	3
United Kingdom	3
Total	100%
† % of total investments as of September 30, 2021.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,187,290	$1,187,290
Money Market Mutual Fund	22,720	22,720
Total Investments	$1,210,010	$1,210,010
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Schedule of Investments

VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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